                                                                    Exhibit 10.6


THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") OR ANY APPLICABLE STATE LAW, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (a) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (b) AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

No. FM-1                                            Number of Shares:   12,500
Date of Issuance:  March 7, 2001                    Subject to Adjustment in the
                                                    Manner Described Below

                                LENDINGTREE, INC.

                                     WARRANT

         LendingTree, Inc., a Delaware corporation (the "COMPANY"), for value received, hereby certifies that the Federal Home Loan Mortgage Corporation, a federally chartered corporation (collectively, with its registered assigns the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time on or after March 8, 2001 until March 7, 2006 (the "EXERCISE PERIOD"), 12,500 fully paid and nonassessable shares of the Company's common stock, par value $.01 per share (the "Common Stock"), or any other equity securities that may be issued in addition thereto or in substitution therefor, as provided herein, at a price of $.01 per share (the "EXERCISE PRICE"). This warrant (the "WARRANT") is being issued pursuant to the Revolving Credit Facility, dated as of March 7, 2001, between the Company and the Registered Holder. As used herein, the term "WARRANT STOCK" shall mean the Common Stock issuable upon exercise of this Warrant.

         1.       EXERCISE.

                  (a) This Warrant may be exercised in whole or part by the Registered Holder at any time and from time to time during the Exercise Period by surrendering this Warrant, with the purchase form appended hereto as Appendix A duly executed by such Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate in writing to the Registered Holder, accompanied by payment in full by cash, check or wire transfer in the amount of the Exercise Price multiplied by the number of shares of Warrant Stock for which this Warrant is being exercised (the "PURCHASE PRICE"). Notwithstanding the foregoing, the original Warrant may be tendered on the day subsequent to the notice of exercise if such original Warrant is provided to an overnight courier service (e.g. Federal Express) on the date of such


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notice, in which case it shall be deemed surrendered on the date of delivery of such notice of exercise. Notwithstanding any other provision of this Warrant, if either Freddie Mac or an affiliate of Freddie Mac is the Registered Holder, the Warrant will not be exercisable under any circumstances by such Registered Holder, but may be transferred in accordance with Section 4 below. Any such subsequent Registered Holder that is not either Freddie Mac or an affiliate of Freddie Mac may exercise the Warrant in accordance with this section.

                  (b) The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered (or deemed surrendered) to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Stock shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the Registered Holder or Registered Holders of record of the Warrant Stock represented by such certificates.

                  (c) NET ISSUABLE EXERCISE.

                           (i) Notwithstanding the payment provisions set forth above, in lieu of exercising this Warrant in the manner provided above in Section 1(a), the Registered Holder may elect to receive shares of Warrant Stock equal to the value of this Warrant by surrender of this Warrant at the principal office of the Company, together with notice of such election, in which event the Company shall issue to the Registered Holder a number of shares of Warrant Stock computed using the following formula:

                                   X = Y (A-B)
                                         -----
                                           A

         Where    X = The number of shares of Warrant Stock to be issued to the
                      Registered Holder.

                  Y = The number of shares of Warrant Stock as to which the
                      Warrant is being exercised.

                  A = The Fair Market Value (as defined below) of one share of
                      Warrant Stock (at the date of such calculation).

                  B = The Exercise Price (as adjusted to the date of such
                      calculation).

                           (ii) For purposes of this Section 1(c), the Fair Market Value of the Warrant Stock shall be equal to the closing price of the Common Stock on the trading day immediately preceding the date of delivery of the notice of exercise pursuant to this Section 1(c); provided that, if bid and asked prices are reported, the Fair Market Value of the Warrant Stock shall be equal to the mean of the last



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         bid and asked prices reported on such trading day. If the Common Stock is not then traded on any national securities exchange or automated quotation system, the fair market value of a share of Common Stock as determined by the reasonable judgment of the board of directors of the Company and described in a statement transmitted to the Registered Holder in accordance with the provisions of Section 15.

                  (d) As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of shares of Warrant Stock to which such Registered Holder shall be entitled. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Registered Holder hereof to purchase the balance of the Warrant Stock purchasable hereunder

         2.       ANTI-DILUTION PROVISIONS AND OTHER ADJUSTMENTS.

                  (a) Stock Dividends, Splits, Combinations, etc. In the event that the Company shall, at any time after the date of original issuance hereof until the expiration of the Exercise Period, (i) pay a dividend or make a distribution on its Common Stock payable in shares of its capital stock (whether of shares of Common Stock or of capital stock of any other class), (ii) subdivide shares of its outstanding Common Stock into a greater number of shares, (iii) combine its outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then and in each such case the Registered Holder shall be entitled to purchase the aggregate number and kind of shares which, if the Warrant had been exercised at the Exercise Price in effect immediately prior to such event, the Registered Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification.

                  (b) Reclassifications, etc. In case of any reclassification, capital reorganization or other change of the outstanding securities of the Company or of any merger, reorganization or consolidation of the Company (other than a Reorganization (as defined below), causing an adjustment in accordance with Section 3 below) or any similar corporate reorganization on or after the date of original issuance hereof, then and in each such case the Registered Holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, merger, reorganization or consolidation, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the kind and amount of stock and/or other securities or property to which such Registered Holder would have been entitled upon such consummation if such Registered Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as



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provided in paragraph (a); and in each such case, the terms of this Section 2 shall be applicable to the shares of stock or other securities properly receivable upon the exercise of this Warrant after such consummation.

                  (c) Additional Issuances. If the Company at any time shall issue (i) any shares of Common Stock other than Common Stock issued upon exercise of this Warrant ("ADDITIONAL SHARES") at a price less than the Fair Market Value per share of Common Stock or (ii) any Convertible Securities (defined below) that are exercisable or convertible for Additional Shares for a total consideration less than the Fair Market Value per share of Common Stock (such total consideration being equal to the original consideration, if any, received by the Company for the issuance of the Convertible Securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion of any such Convertible Securities, less any amount of such original consideration to be repaid by the Company notwithstanding such exercise or conversion), the number of shares of Warrant Stock purchasable hereunder after such issuance shall be determined by multiplying the number of shares of Warrant Stock purchasable hereunder immediately prior to such issuance by a fraction,
(i) the denominator of which shall be the number of shares of Fully Diluted Common Stock (defined below) immediately prior to such issuance plus the number of shares that the aggregate consideration for the total number of such Additional Shares (such aggregate consideration being equal to the original consideration, if any, received by the Company for the issuance of the Convertible Securities, plus the minimum amount of consideration, if any, payable to the Company upon exercise or conversion of any such Convertible Securities, less any amount of such original consideration to be repaid by the Company notwithstanding such exercise or conversion) would purchase at the Fair Market Value per share of Common Stock and (ii) the numerator of which shall be the number of shares of Fully Diluted Common Stock immediately after such issuance; provided, that the foregoing provisions of this Section 2(c) shall not apply to any such issuance for which the number of shares of Warrant Stock purchasable hereunder shall have been adjusted pursuant to Section 2(a).

                  "CONVERTIBLE SECURITIES" means rights to subscribe for, or any rights or options to purchase, shares of Common Stock, or any stock or other securities convertible into or exchangeable for shares of Common Stock. "FULLY DILUTED COMMON STOCK" means, at any time, the then outstanding Common Stock plus (without duplication) all shares of Common Stock issuable, whether at such time or upon the passage of time or the occurrence of future events, upon the exercise, conversion or exchange of all then-outstanding rights, warrants, options, convertible securities or exchangeable securities or indebtedness, or other rights exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock, and securities convertible or exchangeable into Common Stock, whether at the time of issuance or upon the passage of time or the occurrence of some future event.

                  Shares of Common Stock owned by or held for the account of the Company or any subsidiary on such date shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall become effective immediately after such



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issuance. Such adjustment shall be made successively whenever any such event shall occur; provided, that no adjustment shall be made for the issuance of Additional Shares upon the exercise, conversion or exchange of any Convertible Securities if an adjustment has previously been made upon the issuance of such Convertible Securities.

                  If the Company at any time shall issue two or more securities as a unit and one or more of such securities shall be Additional Shares or Convertible Securities subject to this subsection (b), the consideration allocated to each such security shall be determined in good faith by the board of directors of the Company.

                  (d) Distribution of Evidences of Indebtedness or Assets. If the Company at any time shall fix a record date for the making of a distribution to all holders of its Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness or assets (excluding dividends paid in or distributions of the Company's capital stock for which the number of shares of Warrant Stock purchasable hereunder shall have been adjusted pursuant to Section 2(a) or regular cash dividends or distributions payable out of earnings or surplus and made in the ordinary course of business), the number of shares of Warrant Stock purchasable hereunder after such record date shall be determined by multiplying the number of shares of Warrant Stock purchasable hereunder immediately prior to such record date by a fraction, of which the denominator shall be the Fair Market Value per share of Common Stock on such record date, less the fair market value (as determined in the reasonable judgment of the board of directors of the Company and described in a statement transmitted to the Registered Holder in accordance with the provisions of
Section 15) of the portion of the assets or evidences of indebtedness so to be distributed to a holder of one share of Common Stock, and the numerator shall be such Fair Market Value per share of Common Stock. Such adjustment shall become effective immediately after such record date. Such adjustment shall be made whenever such a record date is fixed; and in the event that such distribution is not so made, the number of shares of Warrant Stock purchasable hereunder shall again be adjusted to be the number that was in effect immediately prior to such record date.

                  (e) Stock Other Than Common Stock. In the event that at any time, as a result of an adjustment made pursuant to Section 2(a), the Registered Holder shall become entitled to receive any shares of the capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 3, and the provisions of this Warrant with respect to the Common Stock shall apply on like terms to any such other shares.

                  (f) No Adjustment for Certain Events. The provisions of this
Section 2 shall not apply to any Common Stock (i) issued or issuable to employees, officers, consultants or directors pursuant to the Company's employee benefit plans in the ordinary course, (ii) issued upon exercise of this Warrant,
(iii) issued or issuable pursuant to any agreement made or executed prior to or on the date hereof and disclosed



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

in Schedule 2(f) hereof, or (iv) issued or issuable to business partners of the Company in transactions approved by the Board of Directors of the Company, the principal objective of which is other than raising capital.

                  (g) Adjustment of Exercise Price. Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in Sections 2(a), (b), (c), (d) or (e), the Exercise Price for each share of Common Stock payable upon the exercise of such Warrant shall be adjusted (calculated to the nearest $.0001) so that it shall equal the price determined by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares so issuable immediately thereafter.

                  (h) Notice of Adjustment. When any adjustment is required to be made pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such certificate shall also set forth the kind and amount of stock and/or other securities, assets or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in this Section 2. Each such certificate shall be signed by the Chief Executive Officer or Chief Financial Officer of the Company and by the Secretary or any assistant secretary of the Company.

         3. REORGANIZATION. Simultaneous with the closing of a consolidation or merger in which the Company is not the surviving entity or the closing of a merger, consolidation, lease or acquisition of all or substantially all of the assets or stock of the Company by another entity (the SURVIVING ENTITY") as a result of which the stockholders of the Company will own less than 50% of the voting capital stock of the surviving entity or the entity that controls such surviving entity immediately after the transaction or, in the case of a sale of assets, the Company will own after the transaction less than 50% of the assets owned by the Company immediately prior to the transaction (collectively a "REORGANIZATION") prior to the exercise of the Warrant or the expiration of the Exercise Period, as a result of which the stockholders of the Company receive cash, stock or other securities or property in respect of their shares of Common Stock, this Warrant shall become, if it is not already, immediately exercisable. Furthermore, the Company shall, as a condition precedent to such Reorganization, at its option, either (a) cause effective provisions to be made so that the Registered Holder shall have the right thereafter, by exercising this Warrant, to purchase such kind and number of shares of capital stock and/or other securities or property of the Company or the Surviving Entity to which the Registered Holder would have been entitled if it had held the Warrant Stock issuable upon the exercise hereof immediately prior to such Reorganization or (b) pay the Registered Holder an amount in cash determined as of the date the Reorganization is consummated equal to (i) the Fair Market Value of a share of Warrant Stock minus the Exercise Price multiplied by (ii) the total number of shares of Warrant Stock. Any such provision pursuant to clause (a) shall include provision for adjustments in respect of such



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shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section 3 shall similarly apply to successive Reorganizations. The Company shall deliver to the Registered Holder notice of each Reorganization no less than thirty (30) business days before the date scheduled for closing of the Reorganization.

         4. TRANSFERS. This Warrant shall be transferred by the Registered Holder only (i) in a widely disbursed public distribution; (ii) in a private sale in which no single party, other than an affiliate of the Registered Holder, acquires warrants exercisable for more than two percent of the Company's voting shares; or (iii) to a single party owning a majority of the Common Stock. Notwithstanding the foregoing, neither this Warrant nor any securities purchased upon exercise of this Warrant may be transferred unless either (i) such transfer is registered under the Securities Act of 1933 (the "SECURITIES ACT") and any applicable state securities or blue sky laws or (ii) the transfer is exempt from the prospectus delivery and registration requirements of the Securities Act and any applicable state securities or blue sky laws. If the Registered Holder wishes to transfer the shares pursuant to (ii) above and, in the good faith determination of the General Counsel (and/or outside counsel) of the Company), there is a reasonable basis for the belief that such transfer would require registration under the Securities Act and/or any applicable state securities or blue sky laws, the Company may require that the Registered Holder furnish the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Securities Act and any applicable state securities or blue sky laws. Upon any transfer of all or a portion of the Warrant in compliance with this Section 4 and Section 12, the transferee shall be deemed a Registered Holder. Notwithstanding anything in this section, for so long as Freddie Mac or an affiliate of Freddie Mac is the Registered Holder, such Registered Holder may transfer the Warrant to any of its affiliates without restriction other than written notice to the Company of such transfer. The Warrant Stock is included among Common Stock to be registered under the Securities Act pursuant to the Registration Rights Agreement dated as of March 7, 2001 (the "Registration Rights Agreement") among the Company and the signatories to the Registration Rights Agreement.

         5. LEGEND. A legend setting forth or referring to the above restrictions shall be placed on this Warrant, any replacement hereof and any certificate representing a security issued pursuant to the exercise hereof, and a stop transfer restriction or order shall be placed on the books of the Company and with any transfer agent until such securities may be legally sold or otherwise transferred; provided, however, that such legend and a stop transfer restriction order shall not be placed if (i) in the opinion of counsel to the Registered Holder (which shall be reasonably satisfactory to the Company) registration of any future transfer is not required by the applicable provisions of the Securities Act, (ii) the Company shall have waived the requirements of such legends, (iii) the transfer of Warrant Stock shall be made in compliance with the requirements of Rule 144(k) or (iv) the Warrant Stock shall have been registered under the Securities Act. In the event any Warrant Stock bearing such a legend shall be outstanding at the time of the occurrence of any of the foregoing, the Company shall, at the request of the Registered Holder, issue to the Registered Holder new certificates for Warrant Stock not



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bearing such a legend, within 10 business days of surrender by the Registered
Holder to the Company of the legended certificates.

         6. REGISTERED HOLDER ITS OWNER. Except as provided in Section 4 hereto, the Company may deem and treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes regardless of any notice to the contrary.

         7. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company will not increase the par value of any shares of stock receivable upon the exercise of this Warrant above the amount payable therefor upon such exercise, and at all times will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable stock upon the exercise of this Warrant.

         8. EXPIRATION. This Warrant (and the right to purchase securities upon exercise hereof) shall be void and all rights represented thereby shall cease unless exercised during the Exercise Period. All restrictions set forth herein on the shares of capital stock issued upon exercise of any rights hereunder shall survive such exercise and expiration of the rights granted hereunder.

         9.       NOTICES OF CERTAIN TRANSACTIONS.  In case:

                  (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution as described in Section 2, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer or lease of all or substantially all of the assets of the Company, or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

                  (d) the Company shall propose to take any other action that would require an adjustment of the number of shares of Warrant Stock purchasable hereunder



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pursuant to Section 2; then, and in each such case, the Company will fax or cause to be faxed (confirmed by telephone) and mail or cause to be mailed to the Registered Holder of this Warrant a notice describing such issuance, distribution, reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up or other action and specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend distribution right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation, winding-up or other action is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be faxed (and confirmed by telephone) and mailed at least ten (10) business days prior to the record date or effective date for the event specified in such notice.

         10.      DUE AUTHORIZATION; RESERVATION OF STOCK; TAXES.

                  (a) The Company represents and warrants that this Warrant has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company and entitles the Registered Holder hereof or its assignees to purchase shares of Warrant Stock upon payment to the Company of the Exercise Price applicable to such shares in accordance with the terms hereof. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such shares of Common Stock and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant. The Company covenants that all Common Stock that may be issued upon the exercise of rights represented by this Warrant will be duly authorized and, upon exercise, be validly issued, fully paid and nonassessable and free from all taxes, liens, security interests, charges and other encumbrances or restrictions on sale (other than taxes in respect of any transfer occurring contemporaneously with the issue) and free and clear of all preemptive rights. The Company shall pay all taxes and any and all United States federal, state and local taxes and other charges that may be payable in connection with the preparation, issuance and delivery of the certificates representing Common Stock issued hereunder.

                  (b) The Company represents and warrants that the execution and delivery by it of this Warrant do not require any action by or in respect of, or filing with, any governmental body, agency or official and do not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the articles of incorporation of the Company, or (iii) any material agreement, judgment, injunction, order, decree or other instrument binding upon the Company.

         11. EXCHANGE OF WARRANT. Upon the surrender by the Registered Holder of this Warrant, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 4 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, other Warrants of different denominations, of like tenor, in the name of such Registered Holder or as such



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

Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Stock called for on the face or faces of the Warrant so surrendered. This Warrant may be divided or combined with other Warrants that carry the same rights upon presentation hereof at the office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Registered Holder hereof. The term "warrant" as used herein includes any Warrants into which this Warrant may be divided or for which it may be exchanged.

         12. REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         13. AVAILABILITY OF INFORMATION. (a) The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent it is required to do so under the Exchange Act. The Company shall also cooperate with each Registered Holder of any Warrants and holder of any shares of Warrant Stock in supplying such information as may be necessary for such holder to complete and file any information reporting forms currently or hereafter required by the Securities and Exchange Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrants or shares of Warrant Stock. The provisions of this Section 14 shall survive termination of this Warrant, whether upon exercise of this Warrant in full or otherwise.

                  (b) If at any time the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company will promptly furnish at its expense, upon request, for the benefit of Registered Holders from time to time of Warrants and holders from time to time of shares of Warrant Stock, to Registered Holders of Warrants, holders of shares of Warrant Stock and prospective purchasers of Warrants and Warrant Stock information satisfying the requirements of subsection (d)(4)(i) of Rule 144A under the Securities Act.


         14. MAILING OF NOTICES. Any notices required or permitted pursuant to this Warrant shall be in writing and shall be deemed sufficient (i) immediately when delivered personally or by facsimile, (ii) twenty-four (24) hours after being deposited with an overnight courier service (e.g. Federal Express) for next day delivery, or (iii) seventy-two (72) hours after being deposited in the U.S. mail, as certified or registered mail (return receipt requested), with postage prepaid, addressed as follows:



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         If to the Registered Holder:

         Federal Home Loan Mortgage Corporation
         8200 Jones Branch Drive
         MS B3A
         McLean, Virginia  22102
         Fax:   (703) 903-2919
         Tel:   (703) 714-3410
         Attention:  Senior Vice President - Business Development

         With a copy to:

         Federal Home Loan Mortgage Corporation
         8200 Jones Branch Drive
         MS 208
         McLean, Virginia  22102
         Fax:   (703) 903-3613
         Tel:   (703) 903-2781
         Attention:  Associate General Counsel - Securities

         If to the Company:

         LendingTree
         11115 Rushmore Drive
         Charlotte, North Carolina 28277
         Fax:   (704) 541-1824
         Tel:   (704) 944-8593
         Attention:   Keith B. Hall
                      Robert J. Flemma, Jr.
                      Matt Packey

         with a copy to:

         Kennedy Covington Lobdell & Hickman, L.L.P.
         100 North Tryon Street, Suite 4200
         Charlotte, NC 28202-4006
         Fax:   (704)  331-7598
         Tel:   (704) 331-7406
         Attention:  Sean M. Jones

         Each of the foregoing parties shall be entitled to specify a different address by giving five (5) days' advance written notice as aforesaid to the other parties.

         15. NO RIGHTS AS STOCKHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company; and except as otherwise provided herein, no dividend or interest shall be payable or shall accrue in respect of this Warrant or the Warrant Stock purchasable hereunder unless, until and to the extent that this Warrant shall be exercised.

         16. NO FRACTIONAL SHARES. No fractional shares of Warrant Stock will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the Fair Market Value of one share of Warrant Stock on the date of exercise, as determined in accordance with
Section 1(c)(ii).

         17. AMENDMENT OR WAIVER. This Warrant or any provision thereof may be changed, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

         18. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         19. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE UNITED STATES. INSOFAR AS THERE MAY BE NO APPLICABLE PRECEDENT AND INSOFAR AS TO DO SO WOULD NOT FRUSTRATE ANY PROVISIONS OF THE WARRANT, THE LAWS OF THE STATE OF NEW YORK WILL BE DEEMED REFLECTIVE OF THE LAWS OF THE UNITED STATES.

         20. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company and inure to the benefit of the Registered Holder and its successors and assigns.

         22. RIGHT OF ACTION. All rights of action in respect of this Warrant are vested in the Registered Holder of this Warrant, and the Registered Holder of this Warrant, without the consent of the holder of any other Warrant, may, in such Registered Holder's own behalf and for such Registered Holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce this Warrant.

                                      * * *

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

                                         LendingTree, Inc.



                                         By:
                                            ------------------------------------
                                         Name:
                                              ----------------------------------
                                         Title:
                                               ---------------------------------

                                   APPENDIX A

                                FORM OF PURCHASE

                 [To be executed only upon exercise of Warrant]


To LendingTree, Inc.:

The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, [ ] shares of Warrant Stock of LendingTree, Inc. and herewith makes payment of $ therefor OR by conversion of ______% of the Warrant, and requests that the certificates for such shares be issued in the name of, and delivered to, whose address is set forth below.

Date:
                                     -------------------------------------------
                                     (Signature must conform in all respects to name of holder as specified on the face of Warrant)



                                     -------------------------------------------
                                     (Street Address)


                                     -------------------------------------------
                                     (City) (State) (Zip Code)